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                                                                   EXHIBIT 10.11

                            INDEMNIFICATION AGREEMENT

                  This Indemnification Agreement (this "Agreement"), dated as of ____________, 2004, is made by and between Build-A-Bear Workshop, Inc., a Delaware corporation (the "Company") and _________________ (the "Indemnitee"), an "agent" (as hereinafter defined) of the Company.

                                    RECITALS

                  A. The Company recognizes that competent and experienced persons are reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, or both, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

                  B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

                  C. The Company and the Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors and officers;

                  D. The Company believes that it is unfair for its directors and officers to assume the risk of huge judgments and other expenses which may occur in cases in which the



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director or officer received no personal profit and in cases where the director or officer was not culpable;

                  E. The Company, after reasonable investigation, has determined that the liability insurance coverage presently available to the Company may be inadequate to cover all possible exposure for which the Indemnitee should be protected. The Company believes that the interests of the Company and its stockholders would best be served by a combination of such insurance and the indemnification by the Company of the directors and officers of the Company;

                  F. Section 145 of the General Corporation Law of Delaware ("Section 145"), under which the Company is organized, empowers the Company to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, managers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive;

                  G. The Board of Directors has determined that contractual indemnification as set forth herein is not only reasonable and prudent but necessary to promote the best interests of the Company and its stockholders;

                  H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director or officer of the Company free from undue concern for claims for damages arising out of or related to such services to the Company; and

                  I. The Indemnitee is willing to serve, or to continue to serve, the Company, only on the condition that he or she is furnished the indemnity provided for herein.




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                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Definitions

                           (a) Agent. For purposes of this Agreement, "agent" of
the Company means any person who is or was a director, officer, manager, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of the Company or a subsidiary of the Company as a director, officer, manager, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust or other enterprise; or was a director, officer, manager, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company; or was a director, officer, manager, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust or other enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

                           (b) Expenses. For purposes of this Agreement,
"expenses" includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, reasonable attorneys' fees and related disbursements, other out-of-pocket costs and reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party, provided that the rate of compensation and estimated time involved is approved by the Board of Directors, which approval shall not be unreasonably withheld), actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement and/or appeal of a proceeding or establishing or enforcing a



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right to indemnification under this Agreement, Section 145 or otherwise, excluding the amount of any settlement, judgment, fine or penalty.

                           (c) Proceedings. For the purpose of this Agreement,
"proceeding" shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                           (d) Subsidiary. For purposes of this Agreement,
"subsidiary" means any foreign or domestic corporation, partnership, limited liability company, joint venture, trust or other enterprise of which more than 50% of the outstanding voting securities (or comparable interests) are owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

                           (e) Miscellaneous. For purposes of this Agreement,
"other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plans; references to "serving at the request of the Company" shall include any service as a director, officer, manager, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, manager, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; any person who acts in good faith and in a manner he or she reasonably believes to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                           (f) Company. "Company" shall include, in addition to
the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power



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and authority to indemnify its directors, officers, managers, employees or agents, so that any person who is or was a director, officer, manager, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, manager, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

                  2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an agent of the Company, at its will (or under separate agreement, if such agreement now or hereafter exists), in the capacity Indemnitee currently serves (or in such other positions which he or she agrees to assume) as an agent of the Company, so long as he or she is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company, any subsidiary of the Company, or any applicable other foreign or domestic corporation, partnership, limited liability company, joint venture, trust or other enterprise, or until such time as he or she tenders his or her resignation in writing, provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee in any capacity.

                  3. Indemnity in Third Party Proceedings. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding (other than a proceeding by or in the name of the Company to procure judgment in its favor) by reason of the fact that the Indemnitee is or was an agent of the Company, or by reason of any act or inaction by him or her in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, settlements,



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judgments, fines and penalties), actually and reasonably incurred by him or her in connection with the investigation, defense, settlement or appeal of such proceeding, unless it is determined that the Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order of court, settlement, conviction or on plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith in a manner which he or she reasonably believed to be in the best interests of the Company, and with respect to any criminal proceedings, that such person had reasonable cause to believe that his or her conduct was unlawful.

                  4. Indemnity in Derivative Action. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an agent of the Company, or by reason of any act or inaction by him or her in any such capacity, against all expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement and/or appeal of such proceeding, unless it is determined that the Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction, unless and only to the extent that any court in which such proceeding was brought or another court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of



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the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

                  5. Indemnification of Expenses of Successful Party. Notwithstanding any other provisions of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

                  6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines or penalties), but is not entitled, however, to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

                  7. Advancement of Expenses. Except as otherwise provided herein, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement and/or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be finally determined that the Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement or otherwise. The advances to be made hereunder shall be paid by the Company to or on behalf of the Indemnitee promptly and in any event within thirty (30) days following delivery of a written request therefor by the Indemnitee to the Company.



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                  8. Notice and Other Indemnification Procedures.

                           (a) Promptly after receipt by the Indemnitee of
notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof, provided that the failure to provide such notification shall not diminish Indemnitee's indemnification hereunder, except to the extent that the Company can demonstrate that it was actually prejudiced as a result thereof.

                           (b) Any indemnification requested by the Indemnitee
under Section 3 and/or 4 hereof shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee unless a determination is made within said forty-five (45) day period (i) by the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who are not parties to such proceedings, or (ii) in the event such quorum is not obtainable, at the election of the Company, either by independent legal counsel in a written opinion or by a panel of arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected, that the Indemnitee has or has not met the relevant standard for indemnification set forth in Section 3 and 4 hereof.

                           (c) Notwithstanding a determination under Section
8(b) above that the Indemnitee is not entitled to indemnification with respect to any specific proceeding, the Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. The burden of proving that the indemnification or advances are not appropriate shall be on the Company.



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Neither the failure of the Company (including its Board of Directors or independent legal counsel or the panel of arbitrators) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors or independent legal counsel or the panel or arbitrators) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create any presumption that the Indemnitee has or has not met the applicable standard of conduct.

                           (d) The Company shall indemnify the Indemnitee
against all expenses incurred in connection with any hearing or proceeding under this Section 8 so long as such claims and/or defenses of the Indemnitee were made or asserted in good faith.

                  9. Assumption of Defense. In the event the Company shall be obligated to pay the expenses of any proceeding against or involving the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that: (i) the Indemnitee shall have the right to employ his or her counsel in such proceeding at the Indemnitee's expense; and (ii) if (a) the employment of counsel by the Indemnitee is subsequently authorized in writing by the Company, (b) the Company shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense, or (c) the Company shall not, in



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fact, have employed counsel to assume the defense of such proceeding, the reasonable fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

                  10. Insurance. The Company may, but is not obligated to, obtain directors' and officers' liability insurance ("D&O Insurance") with respect to which the Indemnitee is named as an insured. Notwithstanding any other provision of the Agreement, the Company shall not be obligated to indemnify the Indemnitee for expenses, judgments, settlements, fines or penalties, which have been paid directly to or on behalf of the Indemnitee by D&O Insurance. If the Company has D&O Insurance in effect at the time the Company receives from the Indemnitee any notice of the commencement of a proceeding, the Company shall give notice of the commencement of such proceeding to the insurer in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, to or on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

                  11. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                           (a) Claims Initiated by Indemnitee. To indemnify or
advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

                           (b) Action for Indemnification. To indemnify the
Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee



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to enforce or interpret this Agreement if the material assertions made by the
Indemnitee in such proceeding were not made in good faith or were frivolous; or

                           (c) Unauthorized Settlements. To indemnify the
Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company's written consent, provided such consent shall not unreasonably withheld; or

                           (d) Non-compete and Non-disclosure. To indemnify the
Indemnitee in connection with proceedings or claims involving the enforcement of non-compete and/or non-disclosure agreements or the non-compete and/or non-disclosure provisions of employment, consulting or similar agreements the Indemnitee may be a party to with the Company, any subsidiary of the Company or any other applicable foreign or domestic corporation, partnership, limited liability company, joint venture, trust or other enterprise, if any; or

                           (e) Certain Matters. To indemnify the Indemnitee on
account of any proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law, (ii) which final judgment is rendered against the Indemnitee for an accounting of profits made by the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute, (iii) which it is determined by final judgment or other final adjudication that the Indemnitee's conduct was knowingly fraudulent or intentionally dishonest, or (iv) which it is determined by final judgment or other final adjudication by a court having jurisdiction in the matter that such indemnification is not lawful; or

                           (f) Amounts Otherwise Covered. To indemnify the
Indemnitee under this Agreement for any amounts indemnified by the Company other than pursuant to this



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Agreement or amounts paid to or for the benefit of Indemnitee by D&O Insurance pursuant to Section 10 hereof.

                  12. Nonexclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of, but shall be in addition to and shall not be deemed to diminish or otherwise restrict, any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, in any court in which a proceeding is brought, the vote of the Company's stockholders or disinterested directors, other agreements or otherwise, both as to action in his or her official capacity and to action in another capacity while occupying his or her position as an agent of the Company. To the extent applicable law or the Company's Certificate of Incorporation or Bylaws permit greater indemnification than as provided for in this Agreement, the parties hereto agree that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such law or provision of Certificate of Incorporation or Bylaws, and this Agreement shall be deemed amended without any further action by the Company or Indemnitee to grant such greater benefits.

                  13. Settlement. The Company shall not settle any proceeding without the Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold consent to any proposed settlement.

                  14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may reasonably be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights. The Company shall pay or reimburse all reasonable expenses incurred by Indemnitee in connection with such subrogation.



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                  15. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law.

                  16. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 12 and Section 15 hereof.

                  17. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions to this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.



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                  18. Continuance of Rights; Successor and Assigns. The
Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company. The terms of this Agreement shall bind, and shall inure to the benefit of, the successor and assigns of the parties hereto.

                  19. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date, or (iii) if transmitted electronically by a means by which receipt thereof can be demonstrated. Addresses for notice to either party are set out on the signature page hereof and may be subsequently modified by written notice.

                  20. Supersedes Prior Agreement. This Agreement supersedes any prior indemnification agreement between Indemnitee and the Company or its predecessors.

                  21. Service of Process and Venue. For purposes of any claims or proceeding to enforce this agreement, the Company consents to the jurisdiction and venue of any federal or state court of competent jurisdiction in the states of Delaware and Missouri, and waives and agrees not to raise any defense that any such court is an inconvenient forum or any similar claim.

                  22. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Company of its officers and directors, then the indemnification provided under this Agreement shall in all instances be enforceable to the



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fullest extent permitted under such law, notwithstanding any provision of this
Agreement to the contrary.

                  The parties hereto have entered into this Indemnification Agreement effective as of the date first above written.


                                   BUILD-A-BEAR WORKSHOP, INC.


                                   By
                                     -------------------------------------
                                   Name:
                                   Title:
                                   Address: 1954 Innerbelt Business Center Drive
                                            St. Louis, Missouri 63114


                                   Indemnitee:



                                   By
                                     -------------------------------------
                                   Name:
                                   Address:






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